UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2023

VERIS RESIDENTIAL, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

VERIS RESIDENTIAL, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On February 27, 2023, Veris Residential, Inc. (the “Company”) announced that Alan R. Batkin informed the Company’s Board of Directors (the “Board”) of his decision to resign from the Board, effective as of May 4, 2023. Mr. Batkin’s resignation was not a result of any disagreements with the Company on any matter relating to its operations, policies or practices.

Election of New Directors

On February 27, 2023, the Company announced that the Board elected Ronald M. Dickerman and Ms. Stephanie L. Williams to each serve as a director of the Company, effective as of May 4, 2023.

There are no arrangements or understandings between Mr. Dickerman and any other persons pursuant to which he was selected as a director other than as set forth below, and he does not have any family relationships with any of the Company’s directors or executive officers. Mr. Dickerman does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K in respect of the Company. It has not yet been determined on which committees of the Board Mr. Dickerman will serve, if any.

Mr. Dickerman and Ms. Williams each will receive standard compensation and equity awards in accordance with the Company’s compensation program for non-employee directors (as such program may be adjusted by the Board from time to time). The Company’s current compensation program for non-employee directors is described in the “Compensation of Directors” section of the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on May 2, 2022. The Company also intends to enter into its standard form of indemnification agreement with each of Mr. Dickerman and Ms. Williams.

Mr. Dickerman was elected to the Board pursuant to a Nomination and Cooperation Agreement (the “Nomination Agreement”), dated February 26, 2023, by and among the Company and various affiliates of Madison International Realty (the “MIR Group”). The Nomination Agreement includes various terms, conditions and provisions, including that the Company will include Mr. Dickerman in the Board’s recommended director slate of candidates to stand for election at the Company’s 2023 annual stockholders meeting. Under the Nomination Agreement, the MIR Group is subject to various restrictions, including, among other things, limitations on proposing or engaging in certain extraordinary transactions and other matters involving the Company, prohibitions on the MIR Group acquiring more than 8,204,820 shares of the Company’s outstanding common stock, engaging in proxy solicitations and other stockholder-related matters and proposals, forming groups with other investors, and engaging in short sales or any purchase, sale or grant of any option, warrant, or convertible security with respect to any security that derives any significant part of its value from a decline in the market price or value of the Company’s securities. The MIR Group has agreed to vote its shares as set forth in the Nomination Agreement, including with respect to Board elections. The provisions of the Nomination Agreement described above generally apply until the earlier of thirty (30) days prior to the non-proxy access stockholder director nomination deadline for the Company’s 2024 annual stockholders meeting or, in certain circumstances, the 2025 annual stockholders meeting, subject to certain exceptions described in the Nomination Agreement. The foregoing description of the Nomination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Nomination Agreement, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

There are no arrangements or understandings between Ms. Williams and any other persons pursuant to which she was selected as a director, and she does not have any family relationships with any of the Company’s directors or executive officers. Ms. Williams does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K in respect of the Company, except as set forth below. The Company has contracted with Bozzuto Management Company (“Bozzuto”) to manage the Company’s sole asset in Washington, D.C. The annual contract value in fiscal year 2022 was $240,000.00, which represented less than 0.003% of the 2022 gross revenues of Bozzuto. Ms. Williams is the President of Bozzuto and an Operating Partner of the Bozzuto Group. It has not yet been determined on which committees of the Board Ms. Williams will serve, if any.

Item 7.01.	Regulation FD Disclosure.

On February 27, 2023, the Company issued a press release announcing the decision of Mr. Batkin to resign from the Board and the election of Mr. Dickerman and Ms. Williams to the Board, which press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K. The information in the press release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Nomination and Cooperation Agreement between Veris Residential, Inc. and the MIR Group, dated February 26, 2023.
99.2	Press Release, dated February 27, 2023.
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIS RESIDENTIAL, INC.

Date: February 27, 2023	By:	/s/ Taryn Fielder
Taryn Fielder
General Counsel and Secretary

VERIS RESIDENTIAL, L.P.

	By:	Veris Residential, Inc. its general partner

Date: February 27, 2023	By:	/s/ Taryn Fielder
Taryn Fielder
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Nomination and Cooperation Agreement between Veris Residential, Inc. and the MIR Group, dated February 26, 2023.
99.2	Press Release, dated February 27, 2023.
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.